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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):         AUGUST 13, 1998


                          VIKING OFFICE PRODUCTS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        CALIFORNIA                 0-18237                       95-2082946
----------------------------     -----------                   -------------
(State or other jurisdiction     (Commission                   (IRS Employer
 of incorporation)               File Number)                Identification No.)


 950 WEST 190TH STREET
  TORRANCE, CALIFORNIA                                                90502
  --------------------                                                -----
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:    (310) 225-4500


                                      NONE
         (Former name or former address, if changed since last report.)


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ITEM 5.        OTHER EVENTS.

        On August 13, 1998, Viking Office Products, Inc., a California corporation ("Viking"), reached an agreement in principle for the settlement of the action entitled Szymczak v. Helford et al., Case No. BC191390, pending in the Superior Court of the State of California, County of Los Angeles (the "Action"). The settlement agreement provides that the measures set forth below shall be taken in connection with the merger (the "Merger") of VK Acquisition Corp., a California corporation ("Merger Sub") and a wholly owned subsidiary of Office Depot, Inc., a Delaware corporation ("Office Depot"), with and into Viking. The terms of the Merger are set forth in an Agreement and Plan of Merger (the "Merger Agreement") dated as of May 18, 1998 among Office Depot, Merger Sub and Viking.

        1. Viking will cause its investment bankers, Merrill Lynch, Pierce Fenner & Smith Incorporated and SBC Warburg Dillon Read Inc. to update each investment banker's written opinion to the Viking board of directors, dated May 17, 1998, regarding the fairness of the merger consideration to Viking stockholders from a financial point of view. The fairness opinions will be dated as of July 22, 1998, the date on which the Joint Proxy Statement/Prospectus on Form S-4 (the "Proxy Statement") was filed with the Securities & Exchange Commission, or such other date as the parties may agree.

        2. The Merger Agreement provides that Viking shall pay Office Depot a termination fee (the "Termination Fee") and Office Depot may terminate the Merger Agreement if (i) the Viking stockholders do not approve the Merger, (ii) the Viking board of directors withdraws or modifies its recommendation that the Merger be approved, (iii) after receipt by Viking of an acquisition proposal from a party other than Office Depot, Office Depot requests in writing that the Viking board of directors reconfirm its recommendation of the Merger and the Viking board fails to do so, (iv) the Viking board of directors has recommended an alternative transaction in which an entity other than Office Depot would acquire more than 25% of the outstanding shares of Viking common stock or would acquire control of Viking's assets, (v) a tender offer or exchange for 25% or more of the outstanding shares of Viking common stock is commenced and the Viking board of directors recommends that the Viking stockholders tender their shares or fails to recommend that the stockholders reject such tender or exchange offer, or (vi) Viking fails to call or hold a special meeting of stockholders by November 30, 1998, The Termination Fee is $30 million and, if an alternative transaction described in clause (iv) above is consummated within twelve months after the termination of the Merger Agreement, an additional $50 million. Under the terms of the settlement agreement, the parties to the Merger Agreement have entered into an amendment to the Merger Agreement that provides that the Termination Fee payable by Viking is reduced by 5% to $28,500,000 and $47,500,000, respectively.

        3. The parties to the Action will attempt in good faith to negotiate and execute the stipulation of settlement and any other documents required to obtain the approval of the settlement. The stipulation of settlement will expressly provide that the defendants in the Action continue to deny that they violated any law and are settling the Action to avoid the expense of further litigation.

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The parties will use their best efforts to obtain final court approval of the settlement and dismissal with prejudice of the Action. The consummation of the settlement is subject to the completion by plaintiff of discovery and the drafting of the stipulation of settlement.

        4. The settlement will not be binding until the Merger is consummated, an appropriate stipulation of settlement has been signed and the dismissal of the Action with prejudice and without costs other than reasonable out-of-pocket attorneys fees and expenses not exceeding $300,000 has been obtained. Office Depot or Viking will pay plaintiff's counsel such attorneys, fees and expenses as may be awarded by the court, and will not oppose the application for award of such fees and expenses, up to $300,000.

        The foregoing summary of the settlement agreement, the Merger Agreement and the amendment to the Merger Agreement is qualified in its entirety by reference to (i) the Merger Agreement, which is filed as Annex I to the Proxy Statement and which is incorporated herein by reference, (ii) the amendment to the Merger Agreement, which is filed as an Exhibit hereto, and (iii) the memorandum of understanding, which also is filed as an Exhibit hereto.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

    (a) - (b)  Not Applicable.

         (c)      Exhibits.

                  2.1 Agreement and Plan of Merger dated as of May 18, 1998 among Office Depot, Inc., VK Acquisition Corp. and Viking Office Products, Inc. (filed as Annex I to the Joint Proxy Statement/Prospectus on Form S-4 dated July 23, 1998 and incorporated by reference herein).

                  2.2 First Amendment to Agreement and Plan of Merger, dated as of August 13, 1998, among Office Depot, Inc., VK Acquisition Corp. and Viking Office Products, Inc.

                  2.3 Memorandum of Understanding, dated August 13, 1998, among counsel for plaintiff Thaddeus Szymczak and the Class, Office Depot, Inc., Viking Office Products, Inc., Irwin Helford, M. Bruce Nelson, Lee A. Ault, III, Neil R. Austrian, Charles P. Durkin, Jr. and Joan D. Manley.

                  99.1 Text of joint press release dated August 14, 1998, issued by Office Depot, Inc. and Viking Office Products, Inc.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

                                       VIKING OFFICE PRODUCTS, INC.



Dated:  August 14, 1998                By:    /s/ Frank Jarc
                                          --------------------------------------
                                          Frank Jarc, Executive Vice President
                                          and Chief Financial Officer



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                                         EXHIBIT INDEX



EXHIBIT NUMBER                    DESCRIPTION OF EXHIBIT
--------------                    ----------------------

2.1            Agreement and Plan of Merger dated as of May 18, 1998 among
               Office Depot, Inc., VK Acquisition Corp. and Viking Office
               Products, Inc. (filed as Annex I to the Joint Proxy
               Statement/Prospectus on Form S-4 dated July 23, 1998 and incorporated by reference herein).

2.2            First Amendment to Agreement and Plan of Merger, dated as of August 13,
               1998, among Office Depot, Inc., VK Acquisition Corp. and Viking Office
               Products, Inc.

2.3            Memorandum of Understanding, dated August 13, 1998, among counsel for plaintiff Thaddeus Szymczak and the Class, Office Depot, Inc., Viking Office
               Products, Inc., Irwin Helford, M. Bruce Nelson, Lee A. Ault, III, Neil R.
               Austrian, Charles P. Durkin, Jr. and Joan D. Manley.

99.1           Text of joint press release dated August 14, 1998, issued by Office Depot,
               Inc. and Viking Office Products, Inc.



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